Exhibit 10.46
Hardee’s Food Systems, Inc.

Amendment No. 1
To
Employment Agreement

This Amendment No. 1 (the “Amendment”) to Employment Agreement is made effective as of January 26, 2010, by and between Hardee’s Food Systems, Inc. (the “Company”) and Robert J. Starke (the “Employee”).

RECITALS:

A. The Company and the Employee entered into an Employment Agreement dated as of January 27, 2009 (the “Agreement”).

B. The Company and Employee now desire to amend the Agreement as set forth below.

AGREEMENT

1. Other Compensation and Fringe Benefits.  Section 4(d) of the Agreement is hereby amended to extend the bonus provided for therein to fiscal year 2011.

2. Definitions.  Terms used but not defined in this Amendment shall have the respective meanings assigned to them in the Agreement.

3. Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all of which shall constitute one Amendment.

4. Terms and Conditions of Agreement.  Except as specifically amended by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment is executed by the undersigned as of the date first written above.

/s/ Robert J. Starke
Robert J. Starke

CKE Restaurants, Inc.

By:	/s/ Andrew F. Puzder
Andrew F. Puzder,
Chief Executive Officer